THIS WARRANT IS NOT TRANSFERABLE AND WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE SEPTEMBER 13, 2013

CHEETAH OIL & GAS LTD.
(Incorporated under the laws of the State of Nevada)

No. 10-001	Right to Purchase
200,000 Common Shares

WARRANT FOR PURCHASE OF COMMON SHARES (3 YEARS)

THIS IS TO CERTIFY THAT, for value received, this 13th day of September 2010, Cornelius O’Connell (the "Holder") is entitled to subscribe for and purchase 200,000 fully paid and non-assessable common shares of CHEETAH OIL & GAS LTD., (the "Corporation") at any time up to the close of business in Vancouver, British Columbia, at and for a price of $0.12 per share on or before September 13, 2013, of lawful money of the United States upon and subject however to the provisions and to the terms and conditions set forth herein.

This warrant is not transferable by the Holder. The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Shares), by surrender of this Warrant at the office of Cheetah Oil & Gas Ltd. Box 172 Station A, Nanaimo, B.C. V9R 5K9, together with a certified cheque payable to the order of the Corporation in payment of the purchase price of the number of Common Shares subscribed for in the currency of United States Dollars.

In the event of an exercise of the rights represented by this Warrant, certificates for the Common Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Common Shares, if any with respect to which this Warrant shall not have been exercised shall also be issued to the Holder hereof within such time.

Any certificate issued in the event of an exercise of the rights represented by this Warrant prior to September 13, 2013 shall bear a legend in substantially the following form:

  “The securities evidenced by this certificate have not been registered under the United States 1933 Act, as amended (the “Act”) or any applicable State Securities Law, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred or disposed of unless (A) there is an effective Registration Statement under the Act and applicable United States State Securities Laws covering any such transaction involving said securities, or (B) this Company receives an opinion of legal counsel for the holder of these securities (concurred in by legal counsel for this Company) stating that such transaction is exempt from Registration, or (C) this Company otherwise satisfies itself that such transaction is exempt from Registration.”

WARRANT

The Corporation covenants and agrees that all Common Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free of all liens, charges and encumbrances. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized, and reserved, a sufficient number of Common Shares to provide for the exercise of the rights represented by this Warrant.

THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS WARRANT:

1.

If any capital reorganization, reclassification. subdivision or consolidation of the capital stock of the Corporation, or the consolidation or merger, or amalgamation of the Corporation with another Corporation, or the sale of all or substantially all of the assets to another corporation, shall be effected, or any other event in which new securities of any nature are delivered in exchange for the issued Common Shares, then as a condition of such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale or other event, lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of Common Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale or other event not taken place and in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation shall not effect any such consolidation, merger, amalgamation or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation, subdivision, merger, amalgamation, sale or other event or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the registered holder hereof at the address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares or stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

2.	In case at any time:

	(i)	the Corporation shall pay any dividend payable in stock upon its Common Shares or make any distribution to the holders of its Common Shares;

	(ii)	the Corporation shall offer for subscription pro rata to the holders of its Common Shares any additional shares of stock of any class or other rights;

(iii)

there shall be any capital reorganization, reclassification, subdivision or consolidation of the capital stock of the Corporation, or consolidation or merger or amalgamation of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

	(iv)	there shall be a voluntary or involuntary dissolution, liquidation, or winding-up of the Corporation;

then, and in any one or more of such cases, the Corporation shall give to the holder of this Warrant, at least five (5) days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, sale or amalgamation, dissolution, liquidation or winding-up and in the case of any such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, at least twenty (20) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause, shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up as the case may be. Each such written notice shall be given by dissemination of press release or by first class mail, registered postage prepaid, addressed to the holder of this Warrant at the address of such holder, as shown on the books of the Corporation.

3.

As used herein, the term "Common Shares" shall mean and include the Corporation's presently authorized Common Shares and shall also include any capital stock of any class of the Corporation hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

4.	This Warrant shall not entitle the Holder hereof to any rights as a shareholder of the Corporation, including without limitation, voting rights.

5.	The Warrant holders may not convene a meeting to extend the term of the Warrants.

6.

This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office of the Transfer Agent of the Corporation, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by such Holder hereof at the time of such surrender.

IN WITNESS WHEREOF CHEETAH OIL & GAS LTD. has caused this Warrant to be signed by its duly authorized officers under its corporate seal and this Warrant to be executed this 13th day of September 2010.

THE CORPORATE SEAL OF	)
CHEETAH OIL & GAS LTD	)
was hereunto affixed in the presence of	)
)
	)	C/S
Authorized Signatory	)
)
)
Authorized Signatory

WARRANT SUBSCRIPTION FORM

The undersigned hereby subscribes for the number of the common shares indicated below pursuant to the terms of the Warrant, and encloses herewith original warrant no. 10-001 together with a certified cheque payable to or to the order of CHEETAH OIL & GAS LTD.. in full payment of the purchase price for that number of common shares.

Full Name, Address and Occupation	Number of Shares	Payment Enclosed

$

Occupation

DATED at _________________, this _____day of ________________, 20____.

Authorized Signatory